[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) CHARTER
               INCOME TRUST

               SEMIANNUAL REPORT o MAY 31, 2001

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 31

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trust Funds, the Vertex(SM) Funds, the MFS(R) Closed-end Funds,(1) Massachusetts Financial Services Company, and certain affiliates(2) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o  information we receive from you on applications or other forms

  o  information about your transactions with us, our affiliates, or others, and

  o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2304 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS(R) Charter Income Trust, MFS(R) Government Markets Income Trust, MFS(R) Intermediate Income Trust, MFS(R) Multimarket Income Trust, MFS(R) Municipal Income Trust, MFS(R) Special Value Trust.
(2) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to three basic questions:

  1. How is my money being managed, over both the short and the long term?

  2. What's going on in the market, and how will that affect me?

  3. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your three basic questions.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[photo of James T. Swanson]
    James T. Swanson

Dear Shareholders,
For the six months ended May 31, 2001, the trust provided a total return of 9.94% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 5.24%. During the same period, the trust's benchmarks, the J.P. Morgan Non-dollar Government Bond Index, the Lehman Brothers Government Bond Index, and the Lehman Brothers High Yield Bond Index, returned -1.29%, 3.83%, and 8.99%, respectively. The J.P. Morgan Non- dollar Government Bond Index is an unmanaged aggregate of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is unmanaged and comprises all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

Over the past six months, we saw central banks around the world lower key interest rates in order to boost slowing economies. The effort was particularly pronounced in the United States, where the Federal Reserve Board (the Fed) cut rates five times during the period. Many central banks also increased their money supplies in an additional effort to help their economies grow.

As interest rates fell, bond prices rose in a majority of markets around the globe. Most strongly affected were short-term securities. And although long-term bonds also rose in most markets, they did not perform particularly well in the United States. We think this was because investors anticipated that an improving U.S. economy might, over the longer term, lead to higher interest rates and higher inflation -- an environment that we feel would be less friendly to bonds.

Credit-sensitive markets, including corporate bonds and emerging market bonds, fared well during the period. We believe credit-sensitive fixed-income sectors did well for two main reasons. First, the general lowering of rates by central banks gave investors more confidence that economies would improve. This, in turn, increased confidence that credit-sensitive issuers would remain financially sound and be able to meet their debt payments. Second, lower interest rates made U.S. Treasuries and other developed-nation bonds less attractive, which we believe pushed investors toward higher-yielding credit-sensitive issues. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

For a more complete idea of the factors that drove performance over the period, it may help to take a closer look at each of the trust's target sectors: U.S. Treasuries, international markets including emerging markets, and the U.S. corporate high-yield market.

Treasuries increased in price because of the Fed's rate cuts, so our holdings in this sector helped performance. In the international sector, our holdings in developed country bonds, primarily in Europe and Canada, were also positive for performance. Their prices rose as yields fell, but not to the dramatic degree that we saw in shorter-term U.S. Treasuries.

Our holdings in emerging market securities, however, outpaced our holdings in both Treasuries and developed-nation bonds. Emerging market bonds had been performing well for much of 2000 as the market appeared to recognize that many emerging market countries were starting to get their political and economic houses in order. But the sector received an additional boost as investors, for reasons stated earlier, began to favor more credit-sensitive, higher-yielding securities.

On the negative side, problems continued to plague a certain few emerging market countries, such as Argentina, that had not addressed their national debt issues. Over the period, we sold the portfolio's Argentinian holdings, which had been minimal.

In our report six months ago, we identified the beaten-down corporate high-yield sector as an area that we felt held strong potential for 2001. At that time, we felt high-yield bonds had underperformed because the market had anticipated a slowing U.S. economy, which would make it harder for companies issuing lower-quality bonds to repay their debt.

The high-yield sector indeed turned out to be a strong area of the market over this period. We believe the sector rallied because the bond market began to look through the economic downturn and anticipate a recovery. Historically, markets have tended to anticipate economic events by roughly six to nine months, and that is what we think happened.

Looking ahead, we would caution investors that the recent environment of falling interest rates -- while it has been generally positive for bond prices -- may prove negative for the trust's monthly dividend payout. We believe it is highly likely that lower yields in most bond markets will decrease the trust's yield.

That said, we think the overwhelming story in the market may continue to be the resiliency of the U.S. economy, despite the poor performance of the stock market over the past few quarters. In our view, lower interest rates could make it easier for businesses to start expanding again, and the tax cut passed by Congress could eventually increase take-home pay for most of us. We think both of these factors could help stimulate the economy, and we would expect the economy to begin improving by the fourth quarter of this year or early in 2002.

Based on past experience, an improving economy would probably not be good for Treasuries because interest rates might eventually rise. However, credit-sensitive issues have tended to do well in an improving economy because investors have more confidence that interest and principal payments will be made. So we think our best opportunities going forward may be in the high-yield and emerging market areas of the portfolio.

     Respectfully,

 /s/ James T. Swanson

     James T. Swanson
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME PORTFOLIOS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

NUMBER OF SHAREHOLDERS

As of May 31, 2001, our records indicate that there are 5,940 registered shareholders and approximately 36,800 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries. If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to maximize current income.

NEW YORK STOCK EXCHANGE SYMBOL: MCR

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

(For the six months ended May 31, 2001)

NET ASSET VALUE PER SHARE
November 30, 2000                                                  $9.20
May 31, 2001                                                       $9.29

NEW YORK STOCK EXCHANGE PRICE
November 30, 2000                                                  $8.44
January 26, 2001 (high)*                                           $9.34
December 26, 2000 (low)*                                           $8.44
May 31, 2001                                                       $8.90

*For the six months December 1, 2000, through May 31, 2001.

RISK CONSIDERATIONS
Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

The portfolio may invest in mortgaged-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2001

Bonds - 93.7%
----------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL AMOUNT
ISSUER                                                                  (000 OMITTED)          VALUE
----------------------------------------------------------------------------------------------------
U.S. Bonds - 58.6%
  Advertising - 0.3%
    World Color Press, Inc., 7.75s, 2009                                 $  2,000       $  1,932,260
----------------------------------------------------------------------------------------------------
  Aerospace - 0.6%
    Argo Tech Corp., 8.625s, 2007                                        $    400       $    352,000
    BE Aerospace, Inc., 8s, 2008                                            1,675          1,624,750
    K & F Industries, Inc., 9.25s, 2007                                     1,200          1,233,000
                                                                                        ------------
                                                                                        $  3,209,750
----------------------------------------------------------------------------------------------------
  Airlines
    Airplane Pass-Through Trust, 10.875s, 2019                           $    222       $    140,006
----------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Ford Motor Credit Co., 7.375s, 2011                                  $  4,000       $  4,082,160
    Hayes Wheels International, Inc., 9.125s, 2007                          2,340          1,918,800
    Lear Corp., 9.5s, 2006                                                  2,000          2,086,160
                                                                                        ------------
                                                                                        $  8,087,120
----------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.3%
    Midland Cogeneration Venture Corp., 10.33s, 2002                     $  1,819       $  1,863,959
----------------------------------------------------------------------------------------------------
  Building - 0.9%
    AAF-McQuay, Inc., 8.875s, 2003                                       $  1,550       $  1,534,500
    American Standard, Inc., 7.375s, 2008                                   1,050          1,039,500
    Building Materials Corp., 8s, 2007                                      1,000            530,000
    Nortek, Inc., 8.875s, 2008                                              1,145          1,104,925
    Williams Scotsman, Inc., 9.875s, 2007                                   1,000            950,000
                                                                                        ------------
                                                                                        $  5,158,925
----------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    Iron Mountain, Inc., 10.125s, 2006                                   $    375       $    396,562
    Iron Mountain, Inc., 8.75s, 2009                                        1,800          1,818,000
    Pierce Leahy Corp., 9.125s, 2007                                        1,100          1,111,000
    Unisystem Corp., 7.875s, 2008                                           3,300          3,159,750
                                                                                        ------------
                                                                                        $  6,485,312
----------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Huntsman ICI Holdings, 10.125s, 2009                                 $  1,250       $  1,262,500
    Sterling Chemicals, Inc., 12.375s, 2006                                   250            195,000
    Sterling Chemicals, Inc., 11.25s, 2007                                    125             27,500
                                                                                        ------------
                                                                                        $  1,485,000
----------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    News America Holdings, Inc., 10.125s, 2012                           $  3,000       $  3,274,380
----------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Kindercare Learning Centers, Inc., 9.5s, 2009                        $    855       $    855,000
    Samsonite Corp., 10.75s, 2008                                           1,750          1,430,625
                                                                                        ------------
                                                                                        $  2,285,625
----------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 2.2%
    Ball Corp., 8.25s, 2008                                              $  2,975       $  3,004,750
    Buckeye Cellulose Corp., 8.5s, 2005                                     1,010            999,900
    Gaylord Container Corp., 9.75s, 2007                                    1,870          1,262,250
    Gaylord Container Corp., 9.875s, 2008                                   1,045            344,850
    Riverwood International Corp., 10.25s, 2006                             3,090          3,136,350
    Silgan Holdings, Inc., 9s, 2009                                         2,020          2,030,100
    U.S. Timberlands, 9.625s, 2007                                          2,020          1,517,525
                                                                                        ------------
                                                                                        $ 12,295,725
----------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.3%
    Morgan Stanley Capital I, Inc., 7.755s, 2039                         $  2,000       $  1,630,713
----------------------------------------------------------------------------------------------------
  Energy - 0.8%
    AmeriGas Partners LP, 10.125s, 2007                                  $    600       $    618,000
    Clark USA, Inc., 10.875s, 2005                                             60             48,600
    Continental Resources, Inc., 10.25s, 2008                               1,000            920,000
    P&L Coal Holdings Corp., 9.625s, 2008                                   2,500          2,715,625
                                                                                        ------------
                                                                                        $  4,302,225
----------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    American Skiing Co., 12s, 2006                                       $    500       $    351,250
----------------------------------------------------------------------------------------------------
  Financial Institutions
    Americo Life, Inc., 9.25s, 2005                                      $    300       $    296,250
----------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.2%
    Prime Hospitality Corp., 9.75s, 2007                                 $  1,000       $  1,010,000
----------------------------------------------------------------------------------------------------
  Internet
    Exodus Communications, Inc., 11.625s, 2010                           $    180       $    118,800
    PSINET, Inc., 11s, 2009                                                   345             31,050
                                                                                        ------------
                                                                                        $    149,850
----------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    AGCO Corp., 9.5s, 2008##                                             $  1,750       $  1,697,500
    Numatics, Inc., 9.625s, 2008                                            1,495            938,113
                                                                                        ------------
                                                                                        $  2,635,613
----------------------------------------------------------------------------------------------------
  Media - 2.5%
    Allbritton Communications Co., 9.75s, 2007                           $  1,500       $  1,545,000
    Chancellor Media Corp., 8s, 2008                                        2,000          2,065,000
    Chancellor Media Corp., 8.75s, 2007                                     1,220          1,277,950
    Echostar DBS Corp., 9.375s, 2009                                        1,400          1,414,000
    Jones Intercable, Inc., 8.875s, 2007                                    3,150          3,411,702
    Lenfest Communications, Inc., 10.5s, 2006                               1,900          2,196,381
    LIN Televison Corp., 8.375s, 2008                                       1,000            960,000
    Paxson Communications Corp., 11.625s, 2002                              1,000          1,012,500
                                                                                        ------------
                                                                                        $ 13,882,533
----------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.2%
    Haynes International, Inc., 11.625s, 2004                            $  1,910       $  1,136,450
    Metal Management, Inc., 10s, 2008+                                      2,040             61,200
                                                                                        ------------
                                                                                        $  1,197,650
----------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Chesapeake Energy Corp., 8.125s, 2011##                              $  1,645       $  1,603,875
    Pemex Project, 9.125s, 2010##                                           1,256          1,292,110
                                                                                        ------------
                                                                                        $  2,895,985
----------------------------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Allied Waste North America, Inc., 10s, 2009                          $  2,500       $  2,584,375
----------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Day International Group, Inc., 11.125s, 2005                         $    600       $    615,000
    Hollinger International Publishing, 9.25s, 2007                           250            257,500
                                                                                        ------------
                                                                                        $    872,500
----------------------------------------------------------------------------------------------------
  Retail - 0.2%
    J.Crew Operating Corp., 10.375s, 2007                                $  1,000       $    902,500
----------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    International Knife & Saw, Inc., 11.375s, 2006                       $    450       $    202,500
    Synthetic Industries Inc., 17s, 2008                                    2,600          1,950,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                    1,500            571,875
                                                                                        ------------
                                                                                        $  2,724,375
----------------------------------------------------------------------------------------------------
  Steel - 0.7%
    Alaska Steel Holdings Corp., 9.125s, 2006                            $    100       $    102,500
    Commonwealth Aluminum Corp., 10.75s, 2006                                 750            676,875
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          1,925          1,910,563
    WCI Steel, Inc., 10s, 2004                                              1,525          1,006,500
                                                                                        ------------
                                                                                        $  3,696,438
----------------------------------------------------------------------------------------------------
Supermarket
  Jitney-Jungle Stores of America, Inc., 12s, 2006**                     $        260          1,300
----------------------------------------------------------------------------------------------------
  Telecommunications - 6.3%
    Adelphia Communications Corp., 9.875s, 2007                          $  2,400       $  2,424,000
    Allegiance Telecommunications, Inc., 12.875s, 2008                      1,760          1,636,800
    CSC Holdings, Inc., 9.25s, 2005                                           750            768,750
    Focal Communications Corp., 0s to 2003, 12.125s to 2008                 1,175            293,750
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                            1,700          1,785,000
    FrontierVision Holdings LP, 0s, 2007                                      200            205,500
    FrontierVision Operating Partnership LP, 11s, 2006                      1,200          1,239,000
    Global Crossing Holdings Ltd., 9.625s, 2008                             3,375          3,138,750
    Granite Broadcasting Corp., 10.375s, 2005                               1,537            999,050
    Granite Broadcasting Corp., 8.875s, 2008                                  675            438,750
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                           4,100            404,875
    Intermedia Communications, Inc., 0s to 2002, 11.25s to 2007             1,575          1,338,750
    ITC Deltacom, Inc., 11s, 2007                                           1,435          1,061,900
    ITC Deltacom, Inc., 9.75s, 2008                                           750            502,500
    Level 3 Communications, Inc., 9.125s, 2008                              3,140          1,946,800
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                    350            241,500
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                  2,450          1,629,250
    Nextel International, Inc., 0s to 2003, 12.125s to 2008                 2,750          1,127,500
    Nextlink Communications, Inc., 10.75s, 2009                             3,000          1,290,000
    NTL Communications Corp., 0s to 2003, 12.375s to 2006                   5,275          2,795,750
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                     2,550          1,517,250
    Spectrasite Holdings, Inc., 10.75s, 2010                                1,000            905,000
    Sprint Spectrum LP, 0s to 2001, 12.5s to 2006                           1,600          1,661,091
    Sprint Spectrum LP, 11s, 2006                                             725            772,756
    Time Warner Telecommunications LLC, 9.75s, 2008                           500            480,000
    Triton PCS, Inc., 0s to 2003, 11s to 2008                               1,615          1,324,300
    United International Holdings, 0s to 2003, 10.75s to 2008               7,650          3,442,500
                                                                                        ------------
                                                                                        $ 35,371,072
----------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Metromedia Fiber Network, Inc., 10s, 2008                            $  1,000       $    560,000
----------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    American Tower Corp., 9.375s, 2009##                                 $  1,650       $  1,617,000
    Crown Castle International Corp., 10.75s, 2011                            500            515,000
    Voicestream Wireless Corp., 10.375s, 2009                               3,000          3,450,000
    Western Wireless Corp., 10.5s, 2007                                     1,925          1,982,750
                                                                                        ------------
                                                                                        $  7,564,750
----------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.5%
    Charter Communications Holdings, 8.25s, 2007                         $  3,000       $  2,857,500
----------------------------------------------------------------------------------------------------
  Textiles - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2008                                $  1,650       $    800,250
----------------------------------------------------------------------------------------------------
  Transportation
    Eastern Airlines, Inc., 11.75s, 1993                                 $  5,000       $          0
    Eastern Airlines, Inc., 12.75s, 1996                                    3,000             30,000
                                                                                        ------------
                                                                                        $     30,000
----------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 21.7%
    Federal Home Loan Bank, 7.5s, 2029                                   $ 17,541       $ 17,942,801
    Federal National Mortgage Assn., 6.5s, 2014                             8,101          8,163,538
    Federal National Mortgage Assn., 6.74s, 2020                                8              8,073
    Federal National Mortgage Assn., 7s, 2029                              25,293         25,533,100
    Financing Corp., 0s, 2014                                              13,519          5,910,372
    Financing Corp., 10.35s, 2018                                          15,100         21,116,444
    Freddie Mac, 5.25s, 2006                                               19,018         18,857,488
    Government National Mortgage Assn., 8s, 2026 - 2030                     2,815          2,924,760
    Government National Mortgage Assn., 6.5s, 2099                         10,500         10,434,429
    Government National Mortgage Assn. TBA, 8s, 2026 - 2028                 2,214          2,300,340
    Israel Aid, 5.89s, 2005                                                 5,000          5,055,900
    Sallie Mae, 4.75s, 2004                                                 4,000          3,973,440
                                                                                        ------------
                                                                                        $122,220,685
----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 12.5%
    U.S. Treasury Bonds, 13.375s, 2001                                   $ 14,500       $ 14,776,370
    U.S. Treasury Bonds, 10.75s, 2005                                       8,000          9,737,520
    U.S. Treasury Bonds, 9.875s, 2015                                       5,025          7,011,433
    U.S. Treasury Bonds, 3.625s, 2028                                       4,369          4,498,986
    U.S. Treasury Bonds, 6.125s, 2029                                       3,600          3,714,732
    U.S. Treasury Bonds, 5.375s, 2031                                       4,000          3,777,520
    U.S. Treasury Notes, 6.875s, 2006                                       8,000          8,642,480
    U.S. Treasury Notes, 4.25s, 2010                                       12,566         13,485,255
    U.S. Treasury Notes, 5.75s, 2010                                        2,208          2,255,958
    U.S. Treasury Notes, 6.5s, 2010                                         2,292          2,461,035
                                                                                        ------------
                                                                                        $ 70,361,289
----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp., 8.875s, 2011                                              $    750       $    754,185
    Mirant Americas Generation, Inc., 9.125s, 2031                          3,000          3,128,760
                                                                                        ------------
                                                                                        $  3,882,945
----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Flag Ltd., 8.25s, 2008                                               $  1,400       $  1,316,000
----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $330,316,110
----------------------------------------------------------------------------------------------------
Foreign Bonds - 35.1%
  Algeria - 0.5%
    Algerian Reprofiling Loans, 1.313s, 2010                             $252,891       $  1,532,283
    Republic of Algeria, 7.688s, 2004                                       1,674          1,481,859
                                                                                        ------------
                                                                                        $  3,014,142
----------------------------------------------------------------------------------------------------
  Brazil - 0.4%
    Federal Republic of Brazil, 8s, 2014                                 $  1,717       $  1,263,836
    Federal Republic of Brazil, 8.875s, 2024                                  230            147,890
    Federal Republic of Brazil, 11s, 2040                                   1,028            761,748
                                                                                        ------------
                                                                                        $  2,173,474
----------------------------------------------------------------------------------------------------
  Bulgaria - 0.6%
    National Republic of Bulgaria, 6.313s, 2011                          $  4,369       $  3,325,139
----------------------------------------------------------------------------------------------------
Canada - 7.0%
  AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
    (Telecommunications)                                                 $  4,025       $  3,472,368
  Government of Canada, 6s, 2005                                       CAD 12,874          8,479,341
  Government of Canada, 5.25s, 2008                                        20,173         19,408,625
  Government of Canada, 5.5s, 2009                                         10,817          6,869,320
  PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                    $  1,200            444,000
  Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)                    1,000          1,000,000
                                                                                        ------------
                                                                                        $ 39,673,654
----------------------------------------------------------------------------------------------------
  Colombia - 0.2%
    Republic of Columbia, 10.5s, 2006                                    $  1,200       $  1,201,200
----------------------------------------------------------------------------------------------------
  Denmark - 1.4%
    Kingdom of Denmark, 6s, 2009                                       DKK 65,059       $  7,692,938
----------------------------------------------------------------------------------------------------
  France - 0.5%
    Republic of France, 3.5s, 2004                                     EUR  3,282       $  2,689,484
----------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Callahan Nordrhein, 14s, 2010 (Telecommunications)##                 $  1,000       $  1,000,000
    Federal Republic of Germany, 4.75s, 2008                           EUR 10,093          8,407,858
                                                                                        ------------
                                                                                        $  9,407,858
----------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.1%
    Daiwa PB Ltd., 5.993s, 2049 (Banks and Credit Cos.)                  $    500       $    409,123
----------------------------------------------------------------------------------------------------
  Greece - 2.9%
    Hellenic Republic, 8.7s, 2005                                      EUR  9,039       $  8,652,858
    Hellenic Republic, 6s, 2006                                             8,863          7,784,825
                                                                                        ------------
                                                                                        $ 16,437,683
----------------------------------------------------------------------------------------------------
  Italy - 2.6%
    Republic of Italy, 5.5s, 2010                                      EUR 17,177       $ 14,594,537
----------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular, 0s to 2001,
      13.50s to 2006 (Cellular Telephones)                               $  3,075       $  2,829,000
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                    676            689,520
                                                                                        ------------
                                                                                        $  3,518,520
----------------------------------------------------------------------------------------------------
  Mexico - 1.5%
    BBVA Bancomer, 10.5s, 2011##                                         $  1,200       $  1,275,000
    Bepensa S.A., 9.75s, 2004##                                             2,736          2,688,455
    United Mexican States, 10.375s, 2009                                    1,100          1,216,600
    United Mexican States, 8.375s, 2011                                     1,185          1,185,000
    United Mexican States, 11.375s, 2016                                      195            231,621
    United Mexican States, 8.125s, 2019                                     1,638          1,525,387
    United Mexican States, 11.5s, 2026                                        105            130,494
                                                                                        ------------
                                                                                        $  8,252,557
----------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                               $  1,000       $    530,000
    United Pan Europe, 10.875s, 2009 (Cable
      Television)                                                           1,350            742,500
                                                                                        ------------
                                                                                        $  1,272,500
----------------------------------------------------------------------------------------------------
  New Zealand - 2.7%
    Government of New Zealand, 8s, 2006                                NZD 18,940       $  8,216,133
    Government of New Zealand, 7s, 2009                                    17,528          7,287,874
                                                                                        ------------
                                                                                        $ 15,504,007
----------------------------------------------------------------------------------------------------
  Panama - 0.8%
    Republic of Panama, 9.625s, 2011                                     $  1,475       $  1,508,188
    Republic of Panama, 10.75s, 2020                                        1,795          1,871,287
    Republic of Panama, 8.875s, 2027                                          196            175,910
    Republic of Panama, 9.375s, 2029                                        1,000          1,027,500
                                                                                        ------------
                                                                                        $  4,582,885
----------------------------------------------------------------------------------------------------
  Philippines - 0.2%
    Republic of Philippines, 10.625s, 2025                               $    999       $    884,115
----------------------------------------------------------------------------------------------------
  Qatar - 0.6%
    State of Qatar, 9.75s, 2030##                                        $  2,867       $  3,160,867
----------------------------------------------------------------------------------------------------
  Russia - 2.1%
    Russian Federation, 11.75s, 2003##                                   $    555       $    562,810
    Russian Federation, 8.75s, 2005+                                        1,007            894,216
    Russian Federation, 10s, 2007##                                           395            331,800
    Russian Federation, 8.25s, 2010##                                       2,955          2,142,491
    Russian Federation, 12.75s, 2028##                                        651            611,940
    Russian Federation, 5s, 2030##                                         16,171          7,074,703
                                                                                        ------------
                                                                                        $ 11,617,960
----------------------------------------------------------------------------------------------------
  South Korea - 0.7%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                  $  3,865       $  4,154,875
----------------------------------------------------------------------------------------------------
  Spain - 1.1%
    Kingdom of Spain, 7s, 2005                                           $  5,930       $  6,267,684
----------------------------------------------------------------------------------------------------
  United Kingdom - 6.7%
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)          DEM  1,000       $    418,738
    Colt Telecom Group PLC, 0s to 2001, 12s to 2006
      (Telecommunications)                                               $  1,000          1,000,000
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Telecommunications)                                   2,090          1,755,600
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecommunications)                                                  1,600            112,000
    Dolphin Telecom PLC, 0s to 2004, 14s, to 2009
      (Telecommunications)                                                    750             30,000
    Energis PLC, 9.75s, 2009 (Telecommunications)                           1,000            980,000
    Global TeleSystems Ltd., 10.875s, 2008 (Telecommunications)               165              4,950
    Ono Finance PLC, 14s, 2011##                                            1,000            930,000
    Telewest Communications PLC, 9.625s, 2006
      (Telecommunications)                                                  2,350          2,185,500
    U.K. Treasury, 6.75s, 2004                                         GBP 14,992         22,244,576
    U.K. Treasury, 7.25s, 2007                                              5,352          8,387,915
                                                                                        ------------
                                                                                        $ 38,049,279
----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $197,884,481
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $568,889,028)                                             $528,200,591
----------------------------------------------------------------------------------------------------

Stocks
----------------------------------------------------------------------------------------------------
                                                                           SHARES
----------------------------------------------------------------------------------------------------
U.S. Stocks
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                                3,683       $        368
----------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                         244       $          6
----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $        374
----------------------------------------------------------------------------------------------------
Foreign Stocks
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecommunications)*                       1,365       $     57,262
----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $48,309)                                                 $     57,636
----------------------------------------------------------------------------------------------------

Preferred Stock - 2.1%
----------------------------------------------------------------------------------------------------
  United States - 2.1%
    CSC Holdings, Inc., 11.125% (Media)                                    99,397       $ 10,896,396
    Primedia, Inc., 8.625% (Printing and Publishing)                       15,000          1,171,875
----------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $7,559,500)                                     $ 12,068,271
----------------------------------------------------------------------------------------------------

Convertible Bond - 0.3%
----------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
                                                              (000 OMITTED)
----------------------------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  United Kingdom - 0.3%
    Colt Telecom Group, 2s, 2006 (Telecommunications)
      (Identified Cost, $1,437,180)                                    EUR  2,000       $  1,437,180
----------------------------------------------------------------------------------------------------

Warrants
----------------------------------------------------------------------------------------------------
                                                                           SHARES
----------------------------------------------------------------------------------------------------
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                                 1,625       $      4,875
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                                   750              3,750
----------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $29,434)                                               $      8,625
----------------------------------------------------------------------------------------------------
Put Options Purchased
----------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
                                                               OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                          (000 OMITTED)
----------------------------------------------------------------------------------------------------
    Euro/August/0.95                                                   $   14,124       $      3,164
    Japanese Yen/August/125                                             3,695,072             48,036
    Japanese Yen/November/125                                           2,296,489            110,232
----------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $772,998)                                   $    161,432
----------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.1%
----------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)
----------------------------------------------------------------------------------------------------
    Merrill Lynch Repo Treasury, dated 5/31/01,
      due 6/01/01, total to be received $28,805,320
      (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                  $ 28,802       $ 28,802,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $607,538,449)                                       $570,735,735
----------------------------------------------------------------------------------------------------

Call Options Written - (0.1)%
----------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
                                                               OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                          (000 OMITTED)
----------------------------------------------------------------------------------------------------
    Euro/August/0.8691 (Premiums Received, $(255,575))         $    (12,921)             $   (484,362)
----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.1)%                                                   (6,192,209)
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $564,059,164
---------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:
  AUD = Australian Dollars         EUR = Euro Dollars
  CAD = Canadian Dollars           GBP = British Pounds
  CHF = Swiss Francs               JPY = Japanese Yen
  DEM = Deutsche Marks             NOK = Norwegian Krone
  DKK = Danish Kroner              NZD = New Zealand Dollars

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
MAY 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $607,538,449)      $ 570,735,735
  Cash                                                                 192
  Investment of cash collateral for securities loaned, at
    cost and value                                              55,419,256
  Foreign currency, at value (identified cost, $441,331)           418,516
  Net receivable for forward foreign currency exchange
    contracts to sell                                            2,426,217
  Net receivable for closed forward foreign currency
    exchange contracts closed or subject to master netting
    agreements                                                   2,007,609
  Receivable for investments sold                                  937,991
  Interest receivable                                            9,887,766
  Other assets                                                       4,751
                                                             -------------
      Total assets                                           $ 641,838,033
                                                             -------------
Liabilities:
  Collateral for securities loaned, at value                 $  55,419,256
  Payable to dividend disbursing agent                             296,769
  Payable for investments purchased                             20,303,955
  Written options outstanding, at value
    (premiums received, $255,575)                                  484,362
  Net payable for forward foreign currency exchange
    contracts to purchase                                          823,420
  Payable to affiliates -
    Management fee                                                  10,434
    Transfer and dividend disbursing agent fee                      19,417
    Administrative fee                                                 270
  Accrued expenses and other liabilities                           420,986
                                                             -------------
      Total liabilities                                      $  77,778,869
                                                             -------------
Net assets                                                   $ 564,059,164
                                                             =============
Net assets consist of:
  Paid-in capital                                            $ 642,461,467
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                         (33,537,850)
  Accumulated net realized loss on investments
    and foreign currency transactions                          (40,220,497)
  Accumulated distributions in excess of
    net investment income                                       (4,643,956)
                                                             -------------
      Total                                                  $ 564,059,164
                                                             =============
Shares of beneficial interest outstanding
  (90,358,639 shares authorized less
  29,613,700 treasury shares)                                  60,744,939
                                                               ==========
Net asset value per share
  (net assets of $564,059,164 / 60,744,939
  shares of beneficial interest outstanding)                     $9.29
                                                                 =====

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2001
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                 $  23,136,456
    Dividends                                                      341,128
                                                             -------------
      Total investment income                                $  23,477,584
                                                             -------------
  Expenses -
    Management fee                                           $   2,005,102
    Trustees' compensation                                          67,388
    Transfer and dividend disbursing agent fee                      57,735
    Administrative fee                                              41,402
    Custodian fee                                                  187,777
    Investor communication expense                                 107,141
    Printing                                                        26,847
    Auditing fees                                                   19,032
    Postage                                                         13,499
    Legal fees                                                       2,143
                                                             -------------
      Total expenses                                         $   2,528,066
    Fees paid indirectly                                           (69,004)
                                                             -------------
      Net expenses                                           $   2,459,062
                                                             -------------
        Net investment income                                $  21,018,522
                                                             -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $  (2,251,611)
    Written option transactions                                   (276,800)
    Foreign currency transactions                               (2,956,553)
                                                             -------------
        Net realized loss on investments and foreign
          currency transactions                              $  (5,484,964)
                                                             -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $   8,973,721
    Written options                                                113,536
    Translation of assets and liabilities in
      foreign currencies                                         3,472,712
                                                             -------------
      Net unrealized gain on investments and
       foreign currency translation                          $  12,559,969
                                                             -------------
        Net realized and unrealized gain on
          investments and foreign currency                   $   7,075,005
                                                             -------------
          Increase in net assets from operations             $  28,093,527
                                                             =============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                         SIX MONTHS ENDED          YEAR ENDED
                                             MAY 31, 2001   NOVEMBER 30, 2000
                                              (UNAUDITED)
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                     $  21,018,522       $  44,786,506
  Net realized loss on investments and
    foreign currency transactions              (5,484,964)        (18,645,536)
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                12,559,969         (15,233,976)
                                            -------------       -------------
      Increase in net assets from
        operations                          $  28,093,527       $  10,906,994
                                            -------------       -------------
Distributions declared to shareholders -
  From net investment income                $ (23,030,511)      $ (37,986,926)
  From paid-in capital                               --           (10,263,801)
                                            -------------       -------------
    Total distributions declared to
      shareholders                          $ (23,030,511)      $ (48,250,727)
                                            -------------       -------------
Net decrease in net assets from trust
  share transactions                        $  (2,108,923)      $ (34,145,376)
                                            -------------       -------------
    Total increase (decrease) in net
      assets                                $   2,954,093       $ (71,489,109)
Net assets:
  At beginning of period                      561,105,071         632,594,180
                                            -------------       -------------
  At end of period (including accumulated
    distributions in excess of net
    investment income of $4,643,956 and
    $2,631,967, respectively)               $ 564,059,164       $ 561,105,071
                                            =============       =============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED NOVEMBER 30,
                                             SIX MONTHS ENDED       ------------------------------------------------------------
                                                 MAY 31, 2001         2000         1999         1998         1997         1996
                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $   9.20       $   9.71     $  10.39     $  10.69     $  10.57     $  10.50
                                                     --------       --------     --------     --------     --------     --------
Income from investment operations# -
  Net investment income                              $   0.35       $   0.72     $   0.72     $   0.77     $   0.78     $   0.76
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                                     0.12          (0.45)       (0.65)       (0.25)        0.14         0.14
                                                     --------       --------     --------     --------     --------     --------
      Total from investment operations               $   0.47       $   0.27     $   0.07     $   0.52     $   0.92     $   0.90
                                                     --------       --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                         $  (0.38)      $  (0.61)    $  (0.68)    $  (0.77)    $  (0.78)    $  (0.83)
  In excess of net investment income                     --             --           --          (0.05)       (0.02)        --
  From paid in capital                                   --            (0.17)       (0.07)        --           --           --
                                                     --------       --------     --------     --------     --------     --------
      Total distributions
        declared toshareholders                      $  (0.38)      $  (0.78)    $  (0.75)    $  (0.82)    $  (0.80)    $  (0.83)
                                                     --------       --------     --------     --------     --------     --------
Net asset value - end of period                      $   9.29       $   9.20     $   9.71     $  10.39     $  10.69     $  10.57
                                                     ========       ========     ========     ========     ========     ========
Per share market value - end of period               $ 8.9000       $ 8.4375     $ 8.0625     $ 9.9375     $ 9.6875     $  9.625
                                                     ========       ========     ========     ========     ========     ========
Total return                                             9.94%++       14.66%      (11.88)%      11.30%        9.25%       15.09%
Ratios (to average net assets)/ Supplemental data:
  Expenses##                                             0.89%+         0.93%        0.88%        0.87%        0.87%        0.93%
  Net investment income                                  7.36%+         7.53%        7.17%        7.25%        7.41%        7.38%
Portfolio turnover                                         23%           113%         121%         174%         180%         146%
Net assets at end of period (000 omitted)            $564,059       $561,105     $632,594     $697,881     $724,585     $735,971

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Charter Income Trust (the trust) is a non-diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over- the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2001, the value of securities loaned was $54,327,239. These loans were collateralized by cash of $55,419,256 which was invested in the following short-term obligations:

                                                PRINCIPAL     AMORTIZED COST
                                                   AMOUNT          AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  $55,419,256        $55,419,256

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective December 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 2000, the trust, for federal income tax purposes, had a capital loss carryforward of $34,368,649 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2003, ($862,425), November 30, 2007, ($18,771,920)
and November 30, 2008, ($14,734,304).

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 4.57% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $24,934 for the six months ended May 31, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES            SALES
----------------------------------------------------------------------------
U.S. government securities                      $51,430,798      $56,726,548
                                                -----------      -----------
Investments (non-U.S. government securities)    $96,051,420      $70,261,230
                                                -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $607,697,551
                                                                ------------
Gross unrealized depreciation                                   $(52,603,111)
Gross unrealized appreciation                                     15,641,295
                                                                ------------
    Net unrealized depreciation                                 $(36,961,816)
                                                                ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 90,358,639 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                                      SIX MONTHS ENDED                                 YEAR ENDED
                                                          MAY 31, 2001                          NOVEMBER 30, 2000
-----------------------------------------------------------------------------------------------------------------
                                               SHARES           AMOUNT                 SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Treasury Shares Reacquired                  (244,100)     $(2,108,923)            (4,156,200)       $(34,145,376)

In accordance with the provisions of the trust's prospectus, 244,100 shares of beneficial interest were purchased by the trust during period ended May 31, 2001, at an average price per share of $8.64 and a weighted average discount of 7.52% per share. The trust repurchased 4,156,200 shares of beneficial interest during the year ended November 30, 2000, at an average price per share of $8.22 and a weighted average discount of 14.66% per share.

(6) Line of Credit
The trust and other affiliated trusts participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. The commitment fee allocated to the trust for the period ended May 31, 2001, was $3,410. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                               NUMBER OF
                                               CONTRACTS            PREMIUMS
----------------------------------------------------------------------------
Outstanding, beginning of period                       2           $ 363,280
Options written                                        2             555,859
Options terminated in closing transactions            (3)           (663,564)
                                                      --           ---------
Outstanding, end of period                             1           $ 255,575
                                                      ==           =========

At May 31, 2001, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
SETTLEMENT                      CONTRACTS TO                                CONTRACTS         APPRECIATION
      DATE                   DELIVER/RECEIVE       IN EXCHANGE FOR           AT VALUE       (DEPRECIATION)
------------               -----------------     -----------------      -------------     ---------------
Sales      6/13/01          AUD   26,158,552            13,320,092        $13,251,538           $   68,554
           6/13/01          DKK   65,191,845             8,125,316          7,394,549              730,767
           6/13/01          EUR   19,525,613            17,637,382         16,504,686            1,132,696
     8/17 - 9/7/01          JPY  129,285,313             1,281,199          1,098,648              182,551
           6/13/01          NOK  118,740,271            12,955,981         12,644,115              311,866
           6/13/01          NZD    7,329,922             2,987,713          2,989,172               (1,459)
           6/13/01          SEK      120,232                12,385             11,143                1,242
                                                                          -----------           ----------
                                                                          $53,893,851           $2,426,217
                                                                          ===========           ==========
Purchases  6/13/01          AUD   11,505,057             5,864,128        $ 5,828,293           $  (35,835)
           6/13/01          CHF      184,368               111,738            102,628               (9,110)
           6/13/01          EUR   14,851,816            12,983,458         12,554,001             (429,457)
           6/13/01          NOK  120,784,171            13,210,779         12,861,761             (349,018)
                                                                          -----------           ----------
                                                                          $31,346,683           $ (823,420)
                                                                          ===========           ==========

At May 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $2,664,327 with Deutsche Bank, $129,478 with C.S. First Boston and a net payable of $113,012 with Merrill Lynch and $673,184 with UBS Bank.

At May 31, 2001, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The trust may invest not more than 20% of its total assets in securities, which are subject to legal or contractual restrictions on resale. At May 31, 2001, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.17% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                     DATE OF     SHARE/PRINCIPAL
DESCRIPTION                                      ACQUISITION              AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.                    9/25/1995                 244       $        0         $      6
Metal Management, Inc. 10s, 5/15/2008              5/08/1998           2,040,000        2,040,000           61,200
Russian Federation 8.75s, 7/24/2005                  3/15/01           1,007,000          851,340          894,216
                                                                                                          --------
                                                                                                          $955,422
                                                                                                          ========

MFS(R) CHARTER INCOME TRUST

TRUSTEES                                                 PORTFOLIO MANAGER
Marshall N.Cohan+(1) - Private Investor                  James T. Swanson*

Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac            TREASURER
Surgery, Brigham and Women's Hospital; Professor         James O. Yost*
of Surgery, Harvard Medical School
                                                         ASSISTANT TREASURERS
The Hon. Sir J. David Gibbons,KBE+(2) - Chief            Mark E. Bradley*
Executive Officer, Edmund Gibbons Ltd.; Chairman,        Robert R. Flaherty*
Colonial Insurance Company, Ltd.                         Laura F. Healy*
                                                         Ellen Moynihan*
Abby M. O'Neill+(2) - Private Investor
                                                         SECRETARY
Walter E. Robb, III+(1) - President and Treasurer,       Stephen E. Cavan*
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            ASSISTANT SECRETARY
Group, Inc. (office services)                            James R. Bordewick, Jr.*

Arnold D. Scott* - Senior Executive Vice                 TRANSFER AGENT, REGISTRAR, AND
President, Director, and Secretary, MFS Investment       DIVIDEND DISBURSING AGENT
Management
                                                         State Street Bank and Trust Company
Jeffrey L. Shames* - Chairman and Chief Executive        c/o MFS Service Center, Inc.
Officer, MFS Investment Management                       P.O. Box 9024
                                                         Boston, MA 02205-9824
J. Dale Sherratt+(1) - President, Insight                1-800-637-2304
Resources, Inc. (acquisition planning specialist)
                                                         CUSTODIAN
Ward Smith+(1) - Former Chairman (until 1994),           State Street Bank and Trust Company
NACCO Industries (holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee.
  * MFS Investment Management.
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) CHARTER INCOME TRUST                                     ------------
                                                                 PRSRT STD
[logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 Boylston Street                                             ------------
Boston, MA 02116-3741


(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                              MCICE-3 7/01 50.5M